SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 24, 1999
                                                     -----------------

                              FLANDERS CORPORATION
             (Exact name of registrant as specified in its charter)


         North Carolina               005-50203              13-3368271
(State or other jurisdiction of      (Commission      (IRS Employer ID Number)
 incorporation or organization.)     File Number)

2399 26th Avenue North, St. Petersburg, Florida                 33734
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code     (727) 822-4411


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

    Exhibit 16: Letter dated December 2, 1999, from McGladrey & Pullen, LLP to the Commission regarding Item 4.


                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FLANDERS CORPORATION



Date:  December 3, 1999                      By: /s/ Steven K. Clark
       ----------------                          ------------------------------
                                                       Steven K. Clark
                                                Vice President Finance/Chief
                                             Financial Officer, Chief Operating
                                                    Officer and Director